================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 10, 2005

                        GLADSTONE INVESTMENT CORPORATION
             (Exact name of registrant as specified in its chapter)

          DELAWARE                       000-51233               83-0423116
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

         1521 WESTBRANCH DRIVE, SUITE 200
                 MCLEAN, VIRGINIA                                   22102
     (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 10, 2005, Gladstone Investment Corporation issued a press release announcing its financial results for period June 22, 2005 (commencement of operations) to June 30, 2005. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be filed.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

                 Exhibit No.        Description
                 -----------        -----------------------------------
                 99.1               Press release dated August 10, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Gladstone Capital Corporation
                                      (Registrant)

August 10, 2005                       By: /s/ Harry Brill
                                          --------------------------------------
                                          (Harry Brill, Chief Financial Officer)

                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------------------------------
99.1               Press release dated August 10, 2005